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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 12, 1999
                                                  ------------------



                             PARTY CITY CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        0-27826               22--3033692
          --------                        -------               -----------
(State of other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)



400 Commons Way, Rockaway, NJ                              07866
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(Address of principal executive offices)                Zip Code



Registrant's telephone number, including area code: (973) 983-0888
                                                    --------------



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Item 6. Resignation of Registrant's Director

(a) On September 12, 1999, Steven Mandell resigned from the Board of Directors of Party City Corporation (the "Company"). Mr. Mandell's letter of resignation is filed as Exhibit 17.1 hereto and incorporated herein by reference.

     A copy of the press release issued by the Company announcing Mr. Mandell's resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     17.1 Letter from Steven Mandell to Party City Corporation, dated September 12, 1999

     99.1   Press release of Party City Corporation, dated September 17, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARTY CITY CORPORATION



Dated: September 17, 1999               By: /s/ Thomas E. Larson
                                            ------------------------------
                                        Name:  Thomas E. Larson
                                        Title: Chief Financial Officer